PIMCO Funds

Supplement Dated December 8, 2016 to the

International Bond Funds Prospectus dated July 29, 2016, as supplemented (the “Prospectus”)

Disclosure Regarding the PIMCO Emerging Markets Corporate Bond Fund (the “Fund”)

Effective immediately, the PIMCO Emerging Markets Corporate Bond Fund is jointly managed by Kofi Bentsi, Mohit Mittal, Yacov Arnopolin and Luke Spajic. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly managed by Kofi Bentsi, Mohit Mittal, Yacov Arnopolin and Luke Spajic. Mr. Bentsi is a Senior Vice President of PIMCO, Mr. Mittal is a Managing Director of PIMCO, and Mr. Arnopolin and Dr. Spajic are Executive Vice Presidents of PIMCO. Messrs. Bentsi, Mittal and Arnopolin and Dr. Spajic have managed the Fund since December 2016.

In addition, effective immediately, disclosure concerning the Fund’s portfolio manager in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Emerging Markets Corporate Bond	Kofi Bentsi	12/16	Senior Vice President, PIMCO. Mr. Bentsi is a portfolio manager in the London office, focusing on emerging market corporate bond portfolios. Prior to joining PIMCO in 2012, he was a director and senior trader at Credit Suisse, focusing on Latin American corporate credit. Previously, he was a vice president and senior trader with J.P. Morgan, and an executive director and senior trader with Morgan Stanley. He has 20 years of investment experience and holds an undergraduate degree in economics from Bowdoin College.
PIMCO Emerging Markets Corporate Bond	Mohit Mittal	12/16	Managing Director, PIMCO. He manages investment grade credit, total return and unconstrained bond portfolios and is a member of the Americas Portfolio Committee. Previously, he was a specialist on PIMCO’s interest rates and derivatives desk. Mr. Mittal joined PIMCO in 2007 and holds an MBA in finance from the Wharton School of the University of Pennsylvania and an undergraduate degree in computer science from Indian Institute of Technology (IIT) in Delhi, India.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Emerging Markets Corporate Bond	Yacov Arnopolin	12/16	Executive Vice President, PIMCO. Mr. Arnopolin is an emerging markets portfolio manager in the London office. Prior to joining PIMCO in 2016, he served as a managing director overseeing emerging market fixed income portfolios at Goldman Sachs Asset Management. Previously, Mr. Arnopolin worked as a portfolio manager at Fortress Investment Group. He has 17 years of investment experience and holds a bachelor’s degree in economics from Carnegie Mellon University.
PIMCO Emerging Markets Corporate Bond	Luke Spajic	12/16	Executive Vice President, PIMCO. Dr. Spajic is a portfolio manager in the Singapore office. Dr. Spajic leads emerging markets portfolio management in Asia and manages Asian credit portfolios. He is also a member of Asia-Pacific Portfolio Committee. Previously at PIMCO, he was a senior credit portfolio manager in Newport Beach, head of U.S. credit research and a member of the Americas Portfolio Committee. In PIMCO’s London office, he was head of pan-European credit and ABS portfolio management and a member of the European Portfolio Committee. Prior to joining PIMCO in 2007, he worked as a trader on the global macro proprietary trading desk at Goldman Sachs. He holds a Ph.D. in economics from Cambridge University.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP1_120816

PIMCO Funds

Supplement dated December 8, 2016 to the

Statement of Additional Information dated July 29, 2016, as supplemented (the “SAI”)

Disclosure Regarding the PIMCO Emerging Markets Corporate Bond Fund

Effective immediately, the PIMCO Emerging Markets Corporate Bond Fund is jointly managed by Kofi Bentsi, Mohit Mittal, Yacov Arnopolin and Luke Spajic.

Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsections titled “Portfolio Managers—Other Accounts Managed” and “Portfolio Managers—Securities Ownership” in the SAI.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP2_120816